SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : SEPTEMBER 26, 2003

                           COMMISSION FILE NO. 0-21914

                            HEALTHRENU MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                                      84-1022287
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


              307 South Friendswood Drive, Suite E-1, Friendswood, Texas 77546
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (888) 583-3356
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


        AGTSPORTS, INC.7255 E. QUINCY AVENUE, SUITE 550, DENVER, CO 80237
        -----------------------------------------------------------------
                            FORMER NAME AND ADDRESS

This amended Form 8-K is being filed to provide audited financial statements and pro forma information.

ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

      As a result of the acquisition of Health Renu Medical, Inc., a Delaware corporation ("Health Renu" or the "Company"), the control of the Registrant shifted to the former shareholders of Health Renu. The following individual will exercise control of the Registrant.

     Name               No. of shares                                 Percentage
     ----               -------------                                 ----------
 Darrell  Good           7,375,000(1)                                   46.8%

(1) Includes 795,000 shares issued to Cheryl Good, the wife of Darrell Good, and 1,080,000 shares issued to the six children of Mr. Good and his wife, collectively.


ITEM  2.   ACQUISITION  OF  DISPOSITION  OF  ASSETS.

     In September and October 2003, the Registrant acquired 100% of the issued and outstanding shares of Health Renu in exchange for 15,447,699 shares of the Registrant's common stock. Upon 100% shareholder approval of Health Renu, there were approximately 15,888,631 shares of the Registrant's common stock outstanding, which includes the conversion of the Series 2000A Preferred
Stock into 1,767 shares of common stock and the conversion of $379,902 of notes and accrued wages into 379,902 shares of common stock.

     DESCRIPTION  OF  THE  BUSINESS

     For the last three (3) years since inception, Health Renu has been in the medical research and developmental stage. The Company has focused on improving its products and has had very little production or revenues. Most of Health Renu's sales have been in the area of emergency, non-healing wounds of the human body such as Staph infections, stage 1,2,3,4, diabetic ulcers, gangrene, and amputations. The Company has satisfied the United States Federal Drug Administration (the "FDA") requirements to sell it products to all medical related companies including hospitals, walk-in clinics and nursing homes or directly to consumers.

     DESCRIPTION OF PRINCIPAL PRODUCTS & SERVICES

     The Company developed a product line (the "Product Line" or "Finished Products") consisting of the following eight (8) products:

DERM-ALL GEL 4 OZ.
Used for non-healing wounds, pressure ulcers, diabetic ulcers, and surgical wounds.

SKIN RENU PLUS 2 OZ.
Used for diabetic neuropathy, circulation, skin prep for pre-opt surgery patients, used in post-opt surgical wound care for preventive care against possible staph infection and more rapid recovery and scar reduction of the wound site.

SKIN RENU LOTION 6 OZ.
Diabetic preventive skin care, preventive skin care for pressure ulcers, dermatitis, eczema, age spots, chronic bruising associated with thin skin, skin condition for thin skin, chronic dry skin, cracked hands, and preventive care against latex allergies.

SKIN RENU 1 OZ.
Used for age spots, bruising, and burns. Important for people with serious allergic reactions to insect bites.

RENU CARE 6 OZ.
Used as a non-rinse cleanser for bed patients, provides skin protection and can be used for stage 1 pressure ulcers ( bedsores).

DEEP RELIEF 4 OZ.
Has the transdermal ability to penetrate through skin layers, transferring anti-inflammatory ingredients through muscle tissue to the inflamed joints. Made with a heat action. Used for severe arthritis.

HEALTH RENU
SPORTS MEDICINE 4OZ.
Has the transdermal ability to penetrate through skin layers, transferring anti-inflammatory ingredients through muscle tissue to the inflamed joints. Made with peppermint oil which gives a peppermint fragrance as well as an anti-inflammatory action. Made with more of a mild heat action.

FACIAL SOAP 3.5 OZ.
Used for facial skin disorders-contains omega 3,6 & 9 fatty acids as well as vitamins.

Patent Pending Product with clinical studies.

The Company plans to begin marketing the Product Line directly to consumers rather than strictly to hospitals, walk-in clinics and nursing homes.

     COMPETITIVE BUSINESS CONDITIONS

     The market for healthcare products is estimated at 150 billion dollars, of which the Company has acquired less than one-percent (1%) market share with its Product Line. The Company will depend on marketing efforts to increase its market share. The Company believes that with an aggressive marketing campaign it can quickly generate more revenue and establish its Product Line nationwide. The Company's cost for research and development is fully paid. The Company intends to spend approximately 40% of its resources to increase its market share over the next twelve months.

     The Company plans to compete based on price. The Company's products are priced lower than similar products offered by competitors. The Company intends to operate with minimal overhead costs by outsourcing its shipping, receiving, purchasing, and production functions.

NO  DEPENDENCE  ON  ONE  OR  A  FEW  CUSTOMERS

     The  Company  does  not  currently  depend  on  any one or a few customers.

PATENTS,  TRADEMARKS  &  LICENSES

     The Company owns the registered trademark, Healthrenu. The Company does not hold any patents or licenses. The Company, however, has exclusive rights to the marketing of a tapeless iv holder as well as latex surgical gloves. The Company is uncertain whether or not it will purchase the patent rights from the principal patent owners.

NEED  FOR  GOVERNMENT  APPROVAL

     The Company has satisfied all FDA requirements with respect to its Finished Products for sales directly to consumers and medical related companies. The Company is currently developing new products for which it will need to meet FDA requirements in order to sale these products to consumers and medical related companies. The Company does not expect that when finished developing these new products it will be unable to also obtain FDA approval for sales of these products to consumers and medical related companies.

     The Company is currently seeking approval for reimbursement from Medicare with respect to both finished and trial products. The Company expects that obtaining such approval and reimbursement will increase future revenue in relation to what it expects such revenue would be if approved.

RESEARCH  &  DEVELOPMENT  OVER  PAST  TWO  YEARS

     The Company's activities have consisted primarily of research and development activities. During the last two (2) years, the Company conducted research on a daily basis. The Company has various products in the early stages of development. The Company obtained the services of Dr. Sparks to conduct research and development for the Company. The Company issued 200,000 common shares, to Dr. Sparks in exchange for his services. The agreement between Dr. Sparks and the Company provides that Dr. Sparks will use Healthrenu products on his patients during their research and development stage. Dr. Sparks has paid the Company approximately $61,000, of which $25,000 was for stock and $36,000 was for the Company's products.

EMPLOYEES

     The Company has two (2) full-time employees and outsources a majority of its operations. The Company intends to hire three (3) additional full-time employees within the next ninety (90) days to provide shipping services, operation services and accounting services. The Company estimates that it can fully operate with as few as fifteen (15) full-time employees.

DESCRIPTION  OF  PROPERTY

     The Company has two (2) business locations, one in Guntersville, Alabama, and the other in Friendswood, Texas. The Company is in the process of relocating its business operations in Guntersville. The Company does not have any information on the new Guntersville location at this time.

     The Friendswood office is located at 307 South Friendswood Drive, Suite E-1, Friendswood, Texas 77546. Friendswood is a suburb located Southeast of Houston, Texas. The Company has entered into a one (1) year lease for 1,300 square feet of office space for the Friendswood office. The lease provides for monthly payments of $1,300. The Friendswood office handles the workload of the Guntersville office during the relocation.

RELATED  PARTY  TRANSACTIONS

     The Company has entered into an agreement with Dr. Sparks, a Director of the Company who will likely be added as a Director of the Registrant in the near future, whereby Dr. Sparks will conduct research and development for the Company and use HealthRenu products on his patients during the products' development stage. Dr. Sparks purchases products from the Company at wholesale prices for use in his medical practice and paid the Company $36,000 over the last three years. There are currently no other transactions between the Company and its officers, directors or more than five-percent (5%) shareholders.

LEGAL  PROCEEDINGS

     There are currently no legal  proceedings.

RISK FACTORS

     Dependence Upon External Financing. It is imperative that we raise capital to expand our operations and stay in business. We require capital of approximately $500,000 to implement our business plan. If we are unable to obtain debt and/or equity financing upon terms that our management deems sufficiently favorable, or at all, it would have a materially adverse impact upon our ability to pursue our business strategy and maintain our current operations.

     Even if Product is Successful, We May Be Unable to Sell Our Product. In the event we are successful in completing our product, there can be no assurance that we will be able to sell our products at all, or enough at prices needed to maintain operations.

ITEM 5.   OTHER EVENTS.

     As a result of the acquisition of Healthrenu, Inc., a Delaware corporation, Darrell Good has become the Registrant's President and a Director.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

Financial Statements of Health Renu, Inc.

(a)  Financial Statements of Businesses Acquired

(b)  Pro Forma Financial Information

(c)  Exhibits:

2.1(1)     Exchange Agreement

(1) Filed with the Form 8-K filed with the SEC on September 29, 2003.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HealthRenu Medical, Inc.


November 26, 2003

/s/  Randy Mullins
------------------
Randy Mullins
Chief  Executive  Officer

Financial Statements


                                HEALTH RENU, INC.
                                   __________




                              FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
            AS OF AND FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

                                HEALTH RENU, INC.
                                TABLE OF CONTENTS
                                   __________

                                                             PAGE(S)
                                                             -------

Report of Independent Accountants                                  1

Financial Statements:

  Balance Sheet as of September 30, 2002 and 2001                  2

  Statement of Operations for the years ended
    September 30, 2002 and 2001                                    3

  Statement of Stockholders' Equity for the years
    ended September 30, 2002 and 2001                              4

  Statement of Cash Flows for the years ended
    September 30, 2002 and 2001                                    5

Notes to Financial Statements                                      6

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------



To the Board of Directors and Stockholders of Health Renu, Inc.


We have audited the accompanying balance sheet of Health Renu, Inc. (the "Company") as of September 30, 2002 and 2001, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Health Renu, Inc. as of September 30, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


                                        /s/  Ham,  Langston  &  Brezina,  L.L.P.

Houston, Texas
November 21, 2003


                                HEALTH RENU, INC.
                                  BALANCE SHEET
                          SEPTEMBER 30, 2002 AND 2001
                                   __________



     ASSETS                                               2002        2001
-----------------------------------------------------  ----------  ----------
Current assets:
  Cash and cash equivalents                            $  13,128   $       -
  Accounts receivable, net                                16,276       1,604
  Inventories                                             49,674      30,768
                                                       ----------  ----------

    Total current assets                                  79,078      32,372

Property and equipment, net                               47,318      40,032
                                                       ----------  ----------

      Total assets                                     $ 126,396   $  72,404
                                                       ==========  ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------

Current liabilities:
  Book overdraft                                       $       -   $  11,624
  Accounts payable                                        37,156      19,680
  Accounts payable-stockholder                               955       2,332
  Sales tax payable                                          123         690
  Current portion of notes payable to stockholders        25,403      19,069
                                                       ----------  ----------

    Total current liabilities                             63,637      53,395

Notes payable to stockholders, net of current portion          -       8,000
                                                       ----------  ----------

      Total liabilities                                   63,637      61,395
                                                       ----------  ----------

Commitments and contingencies

Stockholders' equity:
  Common stock, $.001 par value; 45,000,000 shares
    authorized, 8,894,807 and 8,877,807 shares issued
    and outstanding at September 30, 2002 and 2001,
    respectively                                           8,895       8,878
  Additional paid-in capital                             240,822     220,839
  Unissued common stock                                  127,600           -
  Accumulated deficit                                   (314,558)   (218,708)
                                                       ----------  ----------

      Total stockholders' equity                          62,759      11,009
                                                       ----------  ----------

        Total liabilities and stockholders' equity     $ 126,396   $  72,404
                                                       ==========  ==========



                 See accompanying notes to financial statements.
                                       -2-


                                HEALTH RENU, INC.
                            STATEMENT OF OPERATIONS
                FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001
                                   __________


                                             YEAR ENDED SEPTEMBER 30,
                                             ------------------------
                                                2002         2001
                                             -----------  -----------
Sales                                        $   78,502   $   87,386

Cost of sales                                    60,629       60,124
                                             -----------  -----------

    Gross profit                                 17,873       27,262

General and administrative expenses             110,258       66,406
                                             -----------  -----------

Loss from operations                            (92,385)     (39,144)

Interest expense                                 (3,465)      (4,062)
                                             -----------  -----------

    Net loss                                 $  (95,850)  $  (43,206)
                                             ===========  ===========


Weighted average shares outstanding           8,891,974    8,866,807
                                             ===========  ===========

Basic and diluted net loss per common share  $    (0.01)  $    (0.00)
                                             ===========  ===========



                 See accompanying notes to financial statements.
                                       -3-


                                              HEALTH RENU, INC.
                                     STATEMENT OF STOCKHOLDERS' EQUITY
                             FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001
                                                 __________


                                                       ADDITIONAL UNISSUED
                                       COMMON STOCK     PAID-IN    COMMON  ACCUMULATED
                                     SHARES    AMOUNT   CAPITAL    STOCK     DEFICIT      TOTAL
                                    ---------  -------  --------  --------  ----------  ---------
Balance at September 30, 2000       8,865,807  $ 8,866  $206,451  $      -  $(175,502)  $ 39,815

Common stock issued for cash           12,000       12    11,988         -          -     12,000

Rent contributed by a stockholder           -        -     2,400         -          -      2,400

Net loss                                    -        -         -         -    (43,206)   (43,206)
                                    ---------  -------  --------  --------  ----------  ---------

Balance at September 30, 2001       8,877,807    8,878   220,839         -   (218,708)    11,009

Common stock issued for cash           17,000       17    16,983         -          -     17,000

Cash received for common stock not
  yet issued                                -        -         -   127,600          -    127,600

Rent contributed by a stockholder           -        -     3,000         -          -      3,000

Net loss                                    -        -         -         -    (95,850)   (95,850)
                                    ---------  -------  --------  --------  ----------  ---------

Balance at September 30, 2002       8,894,807  $ 8,895  $240,822  $127,600  $(314,558)  $ 62,759
                                    =========  =======  ========  ========  ==========  =========



                 See accompanying notes to financial statements.
                                       -4-


                                HEALTH RENU, INC.
                            STATEMENT OF CASH FLOWS
                FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001
                                   __________


                                                  YEAR  ENDED  SEPTEMBER  30,
                                                  ---------------------------
                                                         2002       2001
                                                      ----------  ---------
Cash flows from operating activities:
  Net loss                                            $ (95,850)  $(43,206)
  Adjustments to reconcile net loss to net cash used
    in operating activities:
    Depreciation                                          3,330      4,139
    Rent expense contributed by stockholder               3,000      2,400
    Changes in operating assets and liabilities:
      Accounts receivable                               (14,672)      (159)
      Inventory                                         (18,906)     9,816
      Accounts payable                                   16,099      8,559
      Sales tax payable                                    (567)      (736)
                                                      ----------  ---------

        Net cash used in operating activities          (107,566)   (19,187)
                                                      ----------  ---------

Cash flows from investing activities:
  Purchase of fixed assets                              (10,616)         -
                                                      ----------  ---------

        Net cash used in investing activities           (10,616)         -
                                                      ----------  ---------

Cash flows form financing activities:
  (Decrease) increase in book overdraft                 (11,624)    11,624
  Payments on notes payable                              (1,666)    (4,490)
  Proceeds from issuance of common stock                 17,000     12,000
  Proceeds from common stock not yet issued             127,600          -
                                                      ----------  ---------

        Net cash provided by financing activities       131,310     19,134
                                                      ----------  ---------

Increase (decrease) in cash and cash equivalents         13,128        (53)

Cash and cash equivalents, beginning of year                  -         53
                                                      ----------  ---------

Cash and cash equivalents, end of year                $  13,128   $      -
                                                      ==========  =========


Supplemental disclosure of cash flow information:
  Cash paid for interest                              $   3,465   $  4,062
                                                      ==========  =========

  Cash paid for income taxes                          $       -   $      -
                                                      ==========  =========



                 See accompanying notes to financial statements
                                       -5-

                                HEALTH RENU, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   __________


1.     BACKGROUND  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
       ---------------------------------------------------------------

BACKGROUND
----------

Health Renu, Inc. (the "Company"), a Delaware corporation, was founded in 1997 and is currently headquartered in Guntersville, Alabama. The Company produces and distributes various skin care products primarily to the home health care and other medical markets throughout the United States.

USE  OF  ESTIMATES
------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

REVENUE  RECOGNITION
--------------------

Revenue  is  recognized  when  products  are  shipped.

CONCENTRATIONS  OF  CREDIT  RISK
--------------------------------

Financial instruments which subject the Company to concentrations of credit risk include cash and cash equivalents and accounts receivable.

The Company maintains its cash in well-known banks selected based upon management's assessment of the banks' financial stability. Balances may periodically exceed the $100,000 federal depository insurance limit; however, the Company has not experienced any losses on deposits.

Accounts receivable generally arise from sales of various skin care products to the home health care and other medical markets throughout the United States. Collateral is generally not required for credit granted.

CASH  EQUIVALENTS
-----------------

For purposes of reporting cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

PROPERTY  AND  EQUIPMENT
------------------------

Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, which range from three to twenty-five years. Expenditures for major renewals and betterments that extend the original estimated economic useful lives of the applicable assets are capitalized. Expenditures for normal repairs and maintenance are charged to expense as incurred. The cost and related accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts, and any gain or loss is included in operations.

INVENTORIES
-----------

Inventories consist of raw materials, work-in-process and finished goods and are stated at the lower of cost or market. Cost is computed using actual costs on a first-in, first-out basis.


                                    Continued
                                       -6-

                                HEALTH RENU, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________


1.     BACKGROUND  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES, CONTINUED
       -------------------------------------------------------------------------

SHIPPING  AND  DELIVERY  COSTS
------------------------------

The cost of shipping and delivery are charged directly to cost of sales at the time of shipment.

RESEARCH  AND  DEVELOPMENT
--------------------------

Research and development activities are expensed as incurred, including costs relating to patents or rights which may result from such expenditures.

INCOME  TAXES
-------------

The Company uses the liability method of accounting for income taxes. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of temporary differences between the tax basis of assets and liabilities and their financial amounts at year-end. The Company provides a valuation allowance to reduce deferred tax assets to their net realizable value.

LOSS  PER  SHARE
----------------

Basic and diluted loss per share is computed on the basis of the weighted average number of shares of common stock outstanding during each period. Common equivalent shares from common stock options and warrants are excluded from the computation as their effect would dilute the loss per share for all periods presented.

IMPAIRMENT  OF  LONG-LIVED  ASSETS
----------------------------------

In the event that facts and circumstances indicate that the carrying value of a long-lived asset, including associated intangibles, may be impaired, an evaluation of recoverability is performed by comparing the estimated future undiscounted cash flows associated with the asset or the asset's estimated fair value to the asset's carrying amount to determine if a write-down to market value or discounted cash flow is required.

FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
---------------------------------------

The Company includes fair value information in the notes to financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.

COMPREHENSIVE  INCOME
---------------------

Comprehensive income includes such items as unrealized gains or losses on certain investment securities and certain foreign currency translation adjustments. The Company's financial statements include none of the additional elements that affect comprehensive income. Accordingly, comprehensive income
(loss)  and  net  income  (loss)  are  identical.

STOCK-BASED  COMPENSATION
-------------------------

Stock-based compensation is accounted for using the intrinsic value method prescribed in Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees", rather than applying the fair value method prescribed in SFAS No. 123, "Accounting for Stock-Based Compensation".

                                    Continued
                                       -7-

                                HEALTH RENU, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________


1.     BACKGROUND  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES, CONTINUED
       -------------------------------------------------------------------------

RECENT  ACCOUNTING  PRONOUNCEMENTS
----------------------------------

In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, which requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. In addition, SFAS No. 141 further clarifies the criteria to recognize intangible assets separately from goodwill. The implementation of SFAS No. 141 did not impact the Company's financial position or results of operations because the Company did not complete any business combinations or record any significant intangibles during the years ended September 30, 2002 or 2001.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard ("SFAS") No. 142, "Goodwill and Other Intangible Assets". SFAS No. 142 eliminates the amortization of goodwill and requires that goodwill be reviewed annually for impairment. SFAS No. 142 also requires that the useful lives of previously recognized intangible assets be reassessed and the remaining amortization periods be adjusted accordingly. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and affects all goodwill and other intangible assets recorded on the Company's balance sheet at that date, regardless of when the assets were initially recorded. The implementation of SFAS No. 142 is not expected to have a material impact on the Company's results of operations or financial position.

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for fiscal years beginning after June 15, 2002. The Company does not expect the implementation of SFAS No. 143 to have a material impact on the Company's results of operation or financial position.

In July 2001, the FASB issued SFAS No. 144, "Impairment or Disposal of Long-Lived Assets", which is effective for fiscal years beginning after December 15, 2001. The provisions of this statement provide a single accounting model for impairment of long-lived assets. The Company does not expect the implementation of SFAS No. 144 to have a material impact on the Company's results of operation or financial position.

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. SFAS No. 145 requires that gains and losses from extinguishment of debt be classified as extraordinary items only if they meet the criteria in Accounting Principles Board Opinion No. 30 ("Opinion No. 30"). Applying the provisions of Opinion No. 30 will distinguish transactions that are part of an entity's recurring operations from those that are unusual and infrequent and meet the criteria for classification as an extraordinary item. SFAS No. 145, which is to be applied to all periods presented, is effective for the Company beginning January 1, 2003. The implementation of SFAS No. 145 did not have a material impact on the Company's results of operations or financial position.



                                    Continued
                                       -8-

                                HEALTH RENU, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________


1.     BACKGROUND  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES, CONTINUED
       -------------------------------------------------------------------------

RECENT  ACCOUNTING  PRONOUNCEMENTS,  CONTINUED
----------------------------------------------

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities, such as restructurings, involuntarily terminating employees, and consolidating facilities initiated after December 31, 2002. SFAS No. 146, which requires that costs related to exiting an activity or to a restructuring not be recognized until the liability is incurred, is effective for the Company beginning January 1, 2003 and is applied on a prospective basis.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation, Transition and Disclosure. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation and requires fair value method proforma disclosures to be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires similar disclosures in interim financial statements. The Company did not voluntarily change to the fair value based method of accounting for stock-based employee compensation, but did adopt the transition and disclosure requirements of SFAS No. 148 during the year ended September 30, 2003.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to SFAS 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. In addition, SFAS 149 clarifies the definition of a derivative by providing guidance on the meaning of initial net investments related to derivatives. SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company does not expect the adoption of SFAS 149 to have any effect on the Company's financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. SFAS 150 represents a significant change in practice in the accounting for a number of financial instruments, including mandatorily redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. SFAS 150 is effective for all financial instruments created or modified after May 31, 2003, and to other instruments as of September 1, 2003. The Company adopted SFAS 150 on June 1, 2003 and does not expect the effect of adopting this statement to have a material impact on the Company's financial position or results of operations.


                                    Continued
                                       -9-

                                HEALTH RENU, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________


1.     BACKGROUND  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES, CONTINUED
       -------------------------------------------------------------------------

RECENT  ACCOUNTING  PRONOUNCEMENTS,  CONTINUED
----------------------------------------------

In November 2002, the FASB issued FASB Interpretation No. 45, Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. FIN 45 also expands the disclosures required to be made by a guarantor about its obligations under certain guarantees that it has issued. Initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified. The disclosure requirements are effective immediately. The adoption of FIN 45 did not impact the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 requires that companies that control another entity through interests other than voting interests should consolidate the controlled entity. FIN 46 applies to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest in after that date. The related disclosure requirements are effective immediately. The implementation of FIN 46 did not have a material effect on the Company's financial position or results of operations.


2.     INVENTORIES
       -----------

Inventories  consist  of  the  following  at  September  30,  2002  and  2001:

                             2002          2001
                         ----------     ----------
     Work-in-process     $   29,841     $   23,200
     Finished  goods         19,833          7,568
                         ----------     ----------

                         $   49,674     $   30,768
                         ==========     ==========


3.     PROPERTY  AND  EQUIPMENT
       ------------------------

Property and equipment consisted of the following at September 30, 2002 and 2001:

                                                2002          2001
                                            ----------     ----------
       Buildings  and  equipment            $   67,216      $   56,600

       Less:  accumulated  depreciation        (19,898)        (16,568)
                                            ----------      ----------

         Property  and  equipment,  net     $   47,318      $   40,032
                                            ==========      ==========


Depreciation expense for the year ended September 30, 2002 and 2001 was $3,330 and $4,139, respectively.



                                    Continued
                                      -10-

                                HEALTH RENU, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________


4.     NOTES  PAYABLE-STOCKHOLDERS
       ---------------------------

Notes payable to stockholders consisted of the following at September 30, 2002 and 2001:


                                                              2002        2001
                                                             -------     -------

Notes  payable  to  a  stockholder,  accruing interest
  at  10% to 27%, principal and interest due  on
  demand.  These notes are not collateralized.         $   17,403     $   19,069

Note  payable  to  a stockholder, interest due monthly
  at 10% per  year, principal due on January  15, 2003.
  This  note  is  not  collateralized.                      8,000          8,000
                                                       ----------     ----------

    Total  notes  payable  to  stockholders            $   25,403     $   27,069
                                                       ==========     ==========


5.     INCOME  TAXES
       -------------

The Company has incurred losses since its inception and, therefore, has not been subject to federal income taxes. As of September 30, 2002, the Company had net operating loss ("NOL") carry-forwards for income tax purposes of approximately $324,132 which expire in various tax years through 2022. Under the provisions of Section 382 of the Internal Revenue Code an ownership change in the Company could severely limit the Company's ability to utilize its NOL carry-forward to reduce future taxable income and related tax liabilities. Additionally, because United States tax laws limit the time during which NOL carry-forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOL for federal income tax purposes should the Company generate taxable income.

The composition of deferred tax assets and liabilities and the related tax effects at September 30, 2002 and 2001 are as follows:

                                               2002           2001
                                            ----------      ----------
  Deferred  tax  assets:
    Net  operating  losses                  $  110,205     $   78,385
    Valuation  allowance                      (110,205)       (78,385)
                                            ----------      ----------

    Net  deferred  tax  asset  (liability)  $       -      $        -
                                            ===========     ==========


The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. federal statutory rate of 34% were applied to pre-tax loss for the year ended September 30, 2002 and 2001 is as follows:



                                    2002                 2001
                             ------------------   -------------------
                              AMOUNT    PERCENT    AMOUNT    PERCENT
                             ---------  --------  ---------  --------
  Benefit for income tax at
    federal statutory rate   $ 31,824      34.0%  $ 14,690      34.0%
  Non-deductible expense           (4)        -          -         -
  Increase in valuation
    allowance                 (31,820)    (34.0)   (14,690)    (34.0)
                             ---------  --------  ---------  --------

                             $      -         -%  $      -         -%
                             =========  ========  =========  ========

                                    Continued
                                      -11-

                                HEALTH RENU, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________

6.     CONTINGENCIES
       -------------

In August 2001 the Company entered into a consulting agreement with an individual whereby he is to provide various marketing and other consulting services to the Company for a fee of $3,500 per month and 653,664 shares of the Company's common stock. The shares are to be earned and issued only upon the successful completion of the Company becoming a publicly traded company.
Included in accounts payable at September 30, 2002 is $17,500 owed to this individual.


7.     CONVERTIBLE  PREFERRED  STOCK
       -----------------------------

The Company is authorized to issue 5,000,000 shares of convertible preferred stock, $.001 par value. The convertible preferred stockholders would have priority rights to dividend distributions and liquidation distributions over the common stockholders in the event of dissolution. As of September 30, 2001, there were 500,000 shares issued and outstanding. On April 25, 2002, all of the preferred stockholders converted their 500,000 shares of preferred stock to 1,352,307 shares of common stock. All references to the number of shares and per share amounts have been restated to give retroactive effect to the preferred stock conversion for all periods presented. As of September 30, 2002 there were no shares of preferred stock issued and outstanding.


8.     RELATED  PARTY  TRANSACTIONS
       ----------------------------

The Company's office is located in the home of a major stockholder of the Company. The stockholder has not charged the Company rent for this space. The fair market value of the rent has been estimated at approximately $250 per month. Therefore, included in the accompanying statement of operations is $3,000 and $2,400 of rent expense for the years ended September 30, 2002 and 2001, respectively.

Effective April 30, 2002 the Company entered into a lease agreement with the father of the chief executive officer and major stockholder of the Company to lease 33 acres of land in Texas to be used in the production of raw materials. The lease payments are $250 per month for ten years. As of September 30, 2002 no lease payments were made and included in accounts payable is $2,250 related to this lease.


9.     SUBSEQUENT  EVENTS
       ------------------

Effective September 26, 2003 the Company entered into an agreement whereby the Company agreed to exchange 100% of the issued and outstanding shares of its common stock and $50,000 for approximately 99% or 15,447,699 shares of the issued and outstanding common stock of AGTSports, Inc. (a non-operating public shell corporation). The agreement represented a recapitalization of the Company with accounting treatment similar to that used in a reverse acquisition, except that no goodwill or intangible asset is recorded. A recapitalization is characterized by the merger of a private operating company into a non-operating public shell corporation with nominal net assets and typically results in the owners and managers of the private company having effective or operating control after the transaction. The Company emerged as the surviving financial reporting entity under the agreement, but AGTSports, Inc. (which changed its name to HealthRenu Medical, Inc.) remained as the legal reporting entity.

Also, in September 2003 the Company issued 4,574,000 shares of its common stock to officers and various consultants of the Company in connection with the execution of employment agreements and consulting agreements.

Proforma Financial Statements








                            HEALTHRENU MEDICAL, INC.
                                   __________




                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS
                      SEPTEMBER 30, 2002 AND JUNE 30, 2003

                            HEALTHRENU MEDICAL, INC.
                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS


The following unaudited proforma combined financial statements give effect to the reverse merger of AGTSports, Inc. ("AGT") by HealthRenu, Inc. ("HRI"). The transaction will be accounted for using the purchase method of accounting, whereby the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The fair values of the assets and liabilities of AGT have been combined with the recorded values of the assets and liabilities of HRI in the unaudited proforma combined financial statements. The unaudited proforma combined balance sheet represents the combined financial position of AGT and HRI as of June 30, 2003 and September 30, 2002, assuming that the reverse merger had occurred as of those dates. The unaudited proforma combined statements of operations give effect to the reverse merger of AGT and HRI by combining their results of operations for the year ended September 30, 2002 and for the nine month period ended June 30, 2003 assuming that the reverse merger had occurred at the beginning of the periods.

The unaudited proforma combined financial statements are based on the estimates and assumptions set forth in the notes to these financial statements, which are preliminary and have been made solely for purposes of developing this proforma information. The unaudited proforma combined financial statements are presented for illustrative purposes only. The proforma adjustments are based upon available information and assumptions that management believes are reasonable. The unaudited proforma combined financial statements are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

The unaudited proforma combined financial statements should be read in conjunction with the historical financial statements and related notes of AGT and HRI, appearing elsewhere in this document.


                            HEALTHRENU MEDICAL, INC.
                    UNAUDITED PROFORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2002
                                   __________


                                 HEALTHRENU,  AGTSPORTS,        PRO-FORMA            PRO-FORMA
     ASSETS                         INC.         INC.           ADJUSTMENTS           COMBINED
-------------------------------  ----------  -------------  -------------------      ----------
Current assets:
  Cash and cash equivalents      $  13,128   $     38,854   $           50,000(3)     $101,982
  Accounts receivable, net          16,276         37,500                    -          53,776
  Inventories                       49,674              -                    -          49,674
                                 ----------  -------------  -------------------      ----------

    Total current assets            79,078         76,354               50,000         205,432

Property and equipment, net         47,318          2,160                    -          49,478
                                 ----------  -------------  -------------------      ----------

      Total assets               $ 126,396   $     78,514   $           50,000       $ 254,910
                                 ==========  =============  ===================      ==========


LIABILITIES AND STOCKHOLDERS'  EQUITY
--------------------------------------
Current liabilities:
  Accounts payable               $  37,156   $     32,731   $                -       $  69,887
  Accrued expenses                   1,078        228,628             (216,685)(3)      13,021
  Notes payable                     25,403        113,217             (113,217)(3)      25,403
                                 ----------  -------------  -------------------      ----------

    Total current liabilities       63,637        374,576             (329,902)        108,311
                                 ----------  -------------  -------------------      ----------

Stockholders' deficit:
  Convertible preferred stock            -          1,498               (1,496)(1)           2
  Common stock                       8,895         49,845              (49,406)(1)(3)    9,334
  Unissued common stock            127,600              -                    -         127,600
  Additional paid-in capital       240,822     24,084,827          (24,001,428)(1)(3)  324,221
  Accumulated deficit             (314,558)   (24,432,232)          24,432,232        (314,558)
                                 ----------  -------------  -------------------      ----------

      Total stockholders'
        deficit                     62,759       (296,062)             379,902         146,599
                                 ----------  -------------  -------------------      ----------

        Total liabilities and
          stockholders' deficit  $ 126,396   $     78,514   $           50,000       $ 254,910
                                 ==========  =============  ===================      ==========



                            HEALTHRENU MEDICAL, INC.
              UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   __________

                                      HEALTHRENU,  AGTSPORTS,       PRO-FORMA         PRO-FORMA
                                         INC.          INC.        ADJUSTMENTS         COMBINED
                                      -----------  ------------  ----------------    -------------
Sales                                 $   78,502   $         -   $             -     $     78,502

Cost of sales                             60,629             -                 -           60,629
                                      -----------  ------------  ----------------    -------------

  Gross profit                            17,873             -                 -           17,873

General and administrative expenses      110,258       122,758                 -          233,016
                                      -----------  ------------  ----------------    -------------

Loss from operations                     (92,385)     (122,758)                -         (215,143)

Interest expense                          (3,465)       (2,885)             2,885(3)       (3,465)
                                      -----------  ------------  ----------------    -------------

Net income (loss)                     $  (95,850)  $  (125,643)  $          2,885     $  (218,608)
                                      ===========  ============  ================    =============

Basic and diluted net loss per
  common share                        $    (0.01)  $     (0.00)  $         (0.00)(2)  $     (0.02)(2)
                                      ===========  ============  ================    =============

Weighted-average shares outstanding    8,891,974    49,848,919        (49,406,921)(2)   9,333,972(2)
                                      ===========  ============  ================    =============





                                  HEALTHRENU MEDICAL, INC.
                         UNAUDITED PROFORMA COMBINED BALANCE SHEET
                                       JUNE 30, 2003
                                         __________

                                HEALTHRENU,   AGTSPORTS,         PRO-FORMA          PRO-FORMA
   ASSETS                           INC.         INC.           ADJUSTMENTS          COMBINED
-------------------------------  ----------  -------------  -------------------     ----------
Current assets:
  Cash and cash equivalents      $  31,625   $          9   $           50,000(3)     $  81,634
  Accounts receivable, net           7,372              -                    -          7,372
  Inventories                       45,649              -                    -         45,649
                                 ----------  -------------  -------------------     ----------

    Total current assets            84,646              9               50,000        134,655

Property and equipment, net         44,208          1,527                    -         45,735
                                 ----------  -------------  -------------------     ----------

      Total assets               $ 128,854   $      1,536   $           50,000      $ 180,390
                                 ==========  =============  ===================     ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------
Current liabilities:
  Accounts payable               $  46,864   $     26,991   $                -      $  73,855
  Accrued expenses                     960        252,670             (222,000)(3)     31,630
  Notes payable                     24,154        107,902             (107,902)(3)     24,154
                                 ----------  -------------  -------------------     ----------

    Total current liabilities       71,978        387,563             (329,902)       129,639
                                 ----------  -------------  -------------------     ----------

Stockholders' deficit:
  Convertible preferred stock            -          1,498               (1,496)(1)          2
  Common stock                       9,134         49,849              (49,409)(1)(3)   9,574
  Additional paid-in capital       410,733     24,084,823          (24,091,390)(1)(3) 404,166
  Accumulated deficit             (362,991)   (24,522,197)          24,522,197       (362,991)
                                 ----------  -------------  -------------------     ----------

      Total stockholders'
        deficit                     56,876       (386,027)             379,902         50,751
                                 ----------  -------------  -------------------     ----------

        Total liabilities and
          stockholders' deficit  $ 128,854   $      1,536   $           50,000      $ 180,390
                                 ==========  =============  ===================     ==========






                                    HEALTHRENU MEDICAL, INC.
                       UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                             FOR THE NINE MONTHS ENDED JUNE 30, 2003
                                           __________

                                      HEALTHRENU,   AGTSPORTS,      PRO-FORMA           PRO-FORMA
                                         INC.          INC.        ADJUSTMENTS           COMBINED
                                      -----------  ------------  ----------------      -------------
Sales                                 $   22,305   $         -   $             -       $     22,305

Cost of sales                             19,724             -                 -             19,724
                                      -----------  ------------  ----------------      -------------

  Gross profit                             2,581             -                 -              2,581

General and administrative expenses       50,491        24,005                 -             74,496
                                      -----------  ------------  ----------------      -------------

Loss from operations                     (47,910)      (24,005)                -            (71,915)

Interest expense                            (523)       (2,888)            2,888(3)            (523)
                                      -----------  ------------  ----------------      -------------

Net income (loss)                     $  (48,433)  $   (26,893)  $         2,888       $    (72,438)
                                      ===========  ============  ================      =============

Basic and diluted net loss per
  common share                        $    (0.01)  $     (0.00)  $         (0.00)(2)   $      (0.01)(2)
                                      ===========  ============  ================      =============

Weighted-average shares outstanding    8,996,807    49,848,919       (49,301,754)(2)      9,543,972(2)
                                      ===========  ============  ================      =============


                            HEALTHRENU MEDICAL, INC.
            NOTES TO UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS



BASIS  OF  PRESENTATION
-----------------------

Effective September 26, 2003 HealthRenu, Inc. ("HRI") entered into an agreement whereby HRI agreed to exchange 100% of the issued and outstanding shares of its common stock and $50,000 for approximately 99% or 15,447,699 shares at September 26, 2003 of the issued and outstanding common stock of AGTSports, Inc. ("AGT"), a non-operating public shell corporation). The agreement represented a recapitalization of HRI with accounting treatment similar to that used in a reverse acquisition, except that no goodwill or intangible asset is recorded. A recapitalization is characterized by the merger of a private operating company into a non-operating public shell corporation with nominal net assets and typically results in the owners and managers of the private company having effective or operating control after the transaction. HRI emerged as the surviving financial reporting entity under the agreement, but AGT (which changed its name to HealthRenu Medical, Inc.) remained as the legal reporting entity. The fair values of the assets and liabilities of AGT have been combined with the recorded values of the assets and liabilities of HRI in the unaudited proforma combined financial statements.

PROFORMA  ADJUSTMENTS
---------------------

1. The historical financial statements of AGT, included in these proforma financial statements, as of and for the year ended September 30, 2002 and as of and for the nine months ended June 30, 2003 exclude the effects of a 1 to 850 reverse stock split and the issuance of the AGT shares to the HRI shareholders. Instead, these transactions were recorded as proforma adjustments in the accompanying unaudited proforma combined financial statements.

2. The proforma combined per share amounts are based on the combined weighted average of AGT common shares and HRI common shares (adjusted for the 1 to 850 reverse stock split) for all periods presented based on HRI stockholders receiving a one for one exchange of 100% of its HRI common stock outstanding for AGT common stock.

3. The historical financial statements of AGT, included in these proforma financial statements as of and for the year ended September 30, 2002 and as of and for the nine months ended June 30, 2003, exclude the effects of the issuance of a $50,000 note in August 2003 to the new Chief Executive Officer of AGT and an agreement by the note holders and Chief Executive Officer of AGT to convert the note payable and accrued compensation balances of $379,902 to 379,902 shares of AGT common stock. It also excludes the effect of the decrease in interest expense related to the conversion of the notes payable. Instead, these transactions were recorded as proforma adjustments in the accompanying unaudited proforma combined financial statements.

4. The historical financial statements of HRI, included in these proforma financial statements as of and for the year ended September 30, 2002 and as of and for the nine months ended June 30, 2003, exclude the effects of the cost of this recapitalization, which is estimated to be $70,000. Since the estimated cost of recapitalization is a non-recurring expense, it was not recorded as a proforma adjustment in the accompanying unaudited proforma combined financial statements.

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